Exhibit 10.42

$20,000,000.00

AMENDMENT NO. 4 TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

originally dated as of March 25, 2004 by and among

THE ENSIGN GROUP, INC., ENSIGN WHITTIER WEST LLC,
ENSIGN WHITTIER EAST LLC, ENSIGN SANTA ROSA LLC, ENSIGN PANORAMA LLC, ENSIGN
SABINO LLC, ENSIGN SAN DIMAS LLC, ENSIGN MONTGOMERY LLC,
ENSIGN PALM I LLC, ENSIGN SONOMA LLC, ENSIGN CLOVERDALE LLC,
ENSIGN WILLITS LLC, ENSIGN PLEASANTON LLC,
24TH STREET HEALTHCARE ASSOCIATES LLC,
GLENDALE HEALTHCARE ASSOCIATES LLC,
ATLANTIC MEMORIAL HEALTHCARE ASSOCIATES, INC.,
ROSE PARK HEALTHCARE ASSOCIATES, INC.,
LEMON GROVE HEALTH ASSOCIATES LLC,
PRESIDIO HEALTH ASSOCIATES LLC, BELL VILLA CARE ASSOCIATES LLC,
DOWNEY COMMUNITY CARE LLC, COSTA VICTORIA HEALTHCARE LLC,
WEST ESCONDIDO HEALTHCARE LLC, REDBROOK HEALTHCARE ASSOCIATES LLC,
HB HEALTHCARE ASSOCIATES LLC, NORTH MOUNTAIN HEALTHCARE LLC,
PARK WAVERLY HEALTHCARE LLC, SUNLAND HEALTH ASSOCIATES LLC,
VISTA WOODS HEALTH ASSOCIATES LLC, CITY HEIGHTS HEALTH ASSOCIATES LLC,
CLAREMONT FOOTHILLS HEALTH ASSOCIATES LLC,
C STREET HEALTH ASSOCIATES LLC, VICTORIA VENTURA HEALTHCARE LLC
RADIANT HILLS HEALTH ASSOCIATES LLC, HIGHLAND HEALTHCARE LLC,
GATE THREE HEALTHCARE LLC, SOUTHLAND MANAGEMENT LLC,
MANOR PARK HEALTHCARE LLC, NORTHERN OAKS HEALTHCARE, INC.,
SALADO CREEK SENIOR CARE, INC., MCALLEN COMMUNITY HEALTHCARE, INC.,
WELLINGTON HEALTHCARE, INC.
(collectively, "Borrower")

and

GENERAL ELECTRIC CAPITAL CORPORATION
("Lender")

Amended as of August 1, 2007

AMENDMENT NO. 4 TO AMENDED AND
RESTATED LOAN AND SECURITY AGREEMENT

        THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is made as of this 1stday of August 2007, by and among THE ENSIGN GROUP, INC., a Delaware corporation, ENSIGN WHITTIER WEST LLC, a Nevada limited liability company, ENSIGN WHITTIER EAST LLC, a Nevada limited liability company, ENSIGN SANTA ROSA LLC, a Nevada limited liability company, and ENSIGN PANORAMA LLC, a Nevada limited liability company, ENSIGN SABINO LLC, a Nevada limited liability company, ENSIGN SAN DIMAS LLC, a Nevada limited liability company, ENSIGN MONTGOMERY LLC, a Nevada limited liability company, ENSIGN CLOVERDALE LLC, a Nevada limited liability company, ENSIGN PALM I LLC, a Nevada limited liability company, ENSIGN SONOMA LLC, a Nevada limited liability company, ENSIGN WILLITS LLC, a Nevada limited liability company, ENSIGN PLEASANTON LLC, a Nevada limited liability company, 24th STREET HEALTHCARE ASSOCIATES LLC, a Nevada limited liability company, GLENDALE HEALTHCARE ASSOCIATES LLC, a Nevada limited liability company, ATLANTIC MEMORIAL HEALTHCARE ASSOCIATES, INC., a Nevada corporation, and ROSE PARK HEALTHCARE ASSOCIATES, INC., a Nevada corporation, LEMON GROVE HEALTH ASSOCIATES LLC, a Nevada limited liability company, PRESIDIO HEALTH ASSOCIATES LLC, a Nevada limited liability company, BELL VILLA CARE ASSOCIATES LLC, a Nevada limited liability company, DOWNEY COMMUNITY CARE LLC, a Nevada limited liability company, COSTA VICTORIA HEALTHCARE LLC, a Nevada limited liability company, WEST ESCONDIDO HEALTHCARE LLC, a Nevada limited liability company, REDBROOK HEALTHCARE ASSOCIATES LLC, a Nevada limited liability company, HB HEALTHCARE ASSOCIATES LLC, a Nevada limited liability company, NORTH MOUNTAIN HEALTHCARE LLC, a Nevada limited liability company, PARK WAVERLY HEALTHCARE LLC, a Nevada limited liability company, SUNLAND HEALTH ASSOCIATES LLC, a Nevada limited liability company, VISTA WOODS HEALTH ASSOCIATES LLC, a Nevada limited liability company, CITY HEIGHTS HEALTH ASSOCIATES LLC, a Nevada limited liability company, CLAREMONT FOOTHILLS HEALTH ASSOCIATES LLC, a Nevada limited liability company, C STREET HEALTH ASSOCIATES LLC, a Nevada limited liability company, and VICTORIA VENTURA HEALTHCARE LLC, a Nevada limited liability company, RADIANT HILLS HEALTH ASSOCIATES LLC, a Nevada limited liability company, HIGHLAND HEALTHCARE LLC, a Nevada limited liability company, GATE THREE HEALTHCARE LLC, a Nevada limited liability company, SOUTHLAND MANAGEMENT LLC, Nevada limited liability company, MANOR PARK HEALTHCARE LLC, a Nevada limited liability company, NORTHERN OAKS HEALTHCARE, INC., a Nevada corporation, SALADO CREEK SENIOR CARE, INC., a Nevada corporation, McALLEN COMMUNITY HEALTHCARE,  INC., a Nevada corporation, WELLINGTON HEALTHCARE, INC., a Nevada corporation (collectively "Borrower"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Lender").

RECITALS

        A.    Pursuant to that certain Amended and Restated Loan and Security Agreement dated as of March 25, 2004 by and between Borrower and Lender (as amended, modified and restated from time to time, the "Loan Agreement"), the parties have established certain financing arrangements that allow funds to be borrowed from Lender in accordance with the terms and conditions set forth in the Loan Agreement.

        B.    The parties now desire to amend the Loan Agreement in accordance with the terms and conditions set forth below.

        NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties have agreed to the following amendments to the Loan Agreement. Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Loan Agreement.

        1.    Amendment to Loan Agreement    Section 2.8(a) of the Loan Agreement is hereby amended by deleting the existing Section 2.8(a) in its entirety and by inserting in lieu thereof the following new Section 2.8(a):

  "(a)    Subject to Lender's right to cease making Revolving Credit Loans to Borrower upon or after any Event of Default, this Agreement shall be in effect until September 15, 2007, unless terminated as provided in this Section 2.8 (the "Term"); provided, however, that notwithstanding anything set forth in this Agreement to the contrary (including, without limitation, Section 6.23), in no event shall Borrower be entitled to terminate this Agreement prior to the repayment in full of all amounts owed to Lender pursuant to the Real Estate Loan Documents."

        2.    Confirmation of Representations and Warranties.    Borrower hereby (a) confirms that all of the representations and warranties set forth in Article IV of the Loan Agreement are true and correct, and (b) specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any lien or security interest in favor of any other person or entity, except as identified in Schedule 1.39 and Schedule 4.19 to the Loan Agreement, each as updated, and as otherwise permitted pursuant to the Loan Agreement.

        3.    Effective Date.    This Amendment shall be effective Lender's receipt of this Amendment executed by a duly authorized member and/or officer of each Borrower.

        4.    Fees and Expenses.    Borrower shall be responsible for the payment of all costs and expenses incurred by Lender in connection with the preparation of this Amendment including any and all fees and expenses of Lender's in-house counsel.

        5.    Updated Schedules.    As a condition precedent to Lender's agreement to enter into this Amendment, and in order for this Amendment to be effective, Borrower shall revise, update and deliver to Lender all Schedules to the Loan Agreement to update all information as necessary to make the Schedules previously delivered correct. Borrower hereby represents and warrants that the information set forth on the attached Schedules is true and correct as of the date of this Amendment. The attached Schedules are hereby incorporated into the Loan Agreement as if originally set forth therein.

        6.    Enforceability.    This Amendment constitutes the legal, valid and binding obligation of each Borrower and is enforceable against each such Borrower in accordance with its terms.

        7.    Reference to the Effect on the Loan Agreement.

        (a)   Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

        (b)   Except as specifically amended above, the Loan Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

        (c)   The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

        (d)   This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Loan Agreement.

        8.    Governing Law.    This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland.

        9.    Headings.    Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

        10.    Counterparts.    This Amendment may be executed in counterparts, and such counterparts taken together shall be deemed to constitute one and the same instrument.

[SIGNATURES FOLLOW]

        IN WITNESS WHEREOF, intending to be legally bound, the parties have caused this Amendment to be executed as of the date first written above.

LENDER:
GENERAL ELECTRIC CAPITAL CORPORATION a Delaware corporation

By:	/s/ JOHN WORDEN
Name: John Worden Title: Authorized Signatory

BORROWER:
ATTEST/WITNESS:		THE ENSIGN GROUP, INC. a Delaware corporation

By: By:	/s/ ALAN J. NORMAN Alan J. Norman Vice President	By:	/s/ CHRISTOPHER R. CHRISTENSEN Christopher R. Christensen President

ENSIGN WHITTIER WEST LLC ENSIGN WHITTIER EAST LLC
ENSIGN PANORAMA LLC
LEMON GROVE HEALTH ASSOCIATES LLC
BELL VILLA CARE ASSOCIATES LLC
DOWNEY COMMUNITY CARE LLC
COSTA VICTORIA HEALTHCARE LLC
WEST ESCONDIDO HEALTHCARE LLC
HB HEALTHCARE ASSOCIATES LLC
VISTA WOODS HEALTH ASSOCIATES LLC
CITY HEIGHTS HEALTH ASSOCIATES LLC
C STREET HEALTH ASSOCIATES LLC
VICTORIA VENTURA HEALTH CARE LLC
GATE THREE HEALTHCARE LLC
SOUTHLAND MANAGEMENT LLC
MANOR PARK HEALTHCARE LLC
each, a Nevada limited liability company
ATTEST/WITNESS:		By:	The Flagstone Group, Inc. Its Sole Member

By:	/s/ SOON BURNAM Soon Burnam Treasurer	By:	/s/ V. JAY BRADY V. Jay Brady President
ENSIGN SANTA ROSA LLC ENSIGN MONTGOMERY LLC ENSIGN CLOVERDALE LLC ENSIGN SONOMA LLC ENSIGN WILLITS LLC ENSIGN PLEASANTON LLC each, a Nevada limited liability company
ATTEST/WITNESS:		By:	Northern Pioneer Healthcare, Inc. Its Sole Member

By:	/s/ SOON BURNAM Soon Burnam Treasurer	By:	/s/ CORY E. MONETTE Cory E. Monette President

ENSIGN SAN DIMAS LLC ENSIGN PALM I LLC REDBROOK HEALTHCARE ASSOCIATES LLC CLAREMONT FOOTHILLS HEALTH ASSOCIATES LLC each, a Nevada limited liability company
ATTEST/WITNESS:		By:	Touchstone Care, Inc. Its Sole Member

By:	/s/ SOON BURNAM Soon Burnam Treasurer	By:	/s/ JOHN ALBRECHTSEN John Albrechtsen President

ENSIGN SABINO LLC
24TH STREET HEALTHCARE ASSOCIATES LLC
GLENDALE HEALTHCARE ASSOCIATES LLC
PRESIDIO HEALTH ASSOCIATES LLC
NORTH MOUNTAIN HEALTHCARE LLC
PARK WAVERLY HEALTHCARE LLC
SUNLAND HEALTH ASSOCIATES LLC
RADIANT HILLS HEALTH ASSOCIATES LLC
HIGHLAND HEALTHCARE LLC
each, a Nevada limited liability company
ATTEST/WITNESS:		By:	Bandera Healthcare, Inc. Its Sole Member

By:	/s/ SOON BURNAM Soon Burnam Treasurer	By:	/s/ MICHAEL C. DALTON Michael C. Dalton President
ATLANTIC MEMORIAL HEALTHCARE ASSOCIATES, INC. ROSE PARK HEALTHCARE ASSOCIATES, INC. each, a Nevada corporation
ATTEST/WITNESS:

By:	/s/ SOON BURNAM Soon E. Burnam	By	/s/ CHRISTOPHER R. CHRISTENSEN Christopher R. Christensen President

NORTHERN OAKS HEALTHCARE, INC. SALADO CREEK SENIOR CARE, INC. MCALLEN COMMUNITY HEALTHCARE, INC. WELLINGTON HEALTHCARE, INC. each, a Nevada corporation
ATTEST/WITNESS:

By:	/s/ SOON BURNAM Soon E. Burnam	By:	/s/ CHRISTOPHER R. CHRISTENSEN Christopher R. Christensen President

LIST OF SCHEDULES

Schedule 1.39	—	Permitted Liens
Schedule 4.1	—	Subsidiaries
Schedule 4.5	—	Litigation
Schedule 4.13	—	Non-Compliance with Law
Schedule 4.14	—	Environmental Matters
Schedule 4.15	—	Places of Business with patient census
Schedule 4.16	—	Licenses
Schedule 4.17	—	Stock Ownership
Schedule 4.19	—	Borrowings and Guarantees
Schedule 4.21	—	Trade Names
Schedule 4.22	—	Joint Ventures
Schedule 7.12	—	Transactions with Affiliates

SCHEDULES TO AMENDMENT NO. 4 TO
AMENDED & RESTATED LOAN AGREEMENT

Sched	Description	Matters Covered
1.39	Permitted Liens:	(i) Landlord's liens, both statutory and contractual, contained in or created by the various leases, security agreement, pledges and related documentation covering the locations described in Schedule 4.15, but only to the extent that such liens are contractually subordinated to Lender's liens and security interests pursuant to agreements between Lender and such landlords that are satisfactory to Lender

(ii) (a) The lien of the Deed of Trust and Assignment of Rents by and between Ensign Southland LLC as Trustor and Continental Wingate Associates, Inc. as Beneficiary, affecting the California Property and recorded January 30, 2001 at Document No. 01-0161647 in the office of the Los Angeles County Recorder, securing indebtedness in the original principal amount of $7,455,100, (b) all liens created or extended in connection with that certain Second Amended and Restated Loan Agreement for a loan in the amount of $64,692,11.67 by and among Valley Health Holdings LLC, Sky Holdings AZ LLC, Terrace Holdings AZ LLC, Plaza Health Holdings LLC, Rillito Holdings LLC, Mountainview Communitycare LLC, Meadowbrook Health Associates LLC, Cedar Avenue Holdings LLC, Granada Investments LLC, as borrowers, and General Electric Capital Corporation, as lender, dated December 29, 2006; and (c) the lien of the Deed of Trust and Security Agreement encumbering TEGI subsidiary Cherry Hill Health Holdings, Inc.'s Pacific Care Center facility, Hoquiam, Washington, securing a non-prepayable assumed $2,475,000 loan that existed when the property was acquired in 2006.
(iii) Liens permitted to be created by Sections 6.23 and 7.1(d) of the Loan Agreement.
4.1	Subsidiaries:	See attached organizational chart for existing subsidiaries of The Ensign Group, Inc.
4.5	Pending or Threatened Litigation:
There is currently no pending or threatened litigation which the Borrower believes would materially threaten Borrower's viability or ability to repay the Obligations; further, all claims pending or threatened against the Borrower are either covered by insurance or, to the extent they are not, Borrower believes it has accrued adequate reserves in connection therewith.
4.8	Defaults:	Relating to the representations in Section 4.8 of the Loan Agreement, and without admitting any default, reference is made to Schedule 4.5 above.
4.13	Non-compliance with Law:	To the best of the actual knowledge of the officers of Borrower, there does not currently exist any material non-compliance with applicable laws.
4.14	Environmental Matters:
To the best of the actual knowledge of the officers of The Ensign Group, Inc., there are no material adverse environmental matters associated with any of the properties occupied by TEGI's operating subsidiaries which require remediation or pose a present threat of material harm or liability.
4.15	Places of Business with patient census:	See consolidated Schedule 4.15(a)/4.16 and Schedule 4.15(b) at the end of this Exhibit A.
4.16	Licenses:	The entity which currently holds or possesses the right to use the operating license for each of the facilities is as shown in consolidated Schedule 4.15(a)/4.16.

4.17	Stock Ownership:	See separate Schedule 4.17 at the end of this Exhibit A.
4.19	Borrowings:	Other than normal trade creditors, some or all of the entities comprising the Borrower are currently indebted to the following creditors in the following manners and amounts:
a. General Electric Capital Corporation; $20,000,000 Revolving Credit Facility for working capital.

b. General Electric Capital Corporation; $64,692,111.67 fixed asset loan secured by Deeds of Trust encumbering the assets owned by Valley Health Holdings LLC, Sky Holdings AZ LLC, Terrace Holdings AZ LLC, Ensign Highland LLC, Plaza Health Holdings LLC, Rillito Holdings LLC, Mountainview Communitycare LLC, Cedar Avenue Holdings LLC and Granada Investments LLC.

c. Continental Wingate Associates, Inc.; $7,455,100 HUD-insured Loan secured by a Deed of Trust and Assignment of Rents on Ensign Southland LLC's Southland Care Center & Home facility, Norwalk, California.
d. Wells Fargo Bank, N.A.; $2,475,000 loan secured by a Deed of Trust and Security Agreement on Cherry Hill Health Holdings, Inc.'s Pacific Care Center facility, Hoquiam, Washington.
4.20	Labor Disputes:
A union organizing election was held at Sonoma Healthcare Center in May, 2002 at which a majority of the approximately 60 employees classified as Housekeeping, Laundry and CNAs voted to have union representation from SEIU Local 250. On August 30, 2004, the National Labor Relations Board certified the union. The union has requested bargaining, and bargaining is ongoing. Operations at the facility and throughout the company have not been materially disrupted by union issues at any time since the original organizing election.
4.22	Joint Ventures:	None
7.12	Transactions with Affiliates:
Pursuant to an internal corporate restructuring the entire equity interests in various operating entities were assigned by The Ensign Group, Inc. to its several regional subsidiaries as set forth on the attached organization chart.

Where an affiliate of The Ensign Group, Inc. owns the real property underlying a facility, the real estate holding subsidiary and the operating subsidiary enter into a lease agreement with respect to the facility. The attached organization chart indicates those instances where TEGI affiliates own the occupied property. The standard lease form used for such affiliate transactions has been reviewed and approved by Lender's counsel in connection with the fixed asset financing referenced in Schedule 1.39(ii)(b) above.

Ensign Facility Services, Inc., a subsidiary of TEGI, has entered into separate Consulting Services Agreements with each of the operating subsidiaries listed in the attached organizational chart, to provide centralized accounting, legal, risk management, information technology human resources and similar support and services. A standard management fee which does not exceed five percent (5%) of monthly revenues is charged for such services.

—See Attached Schedules 4.15(a)/4.16, 4.15(b) and 4.17—

Confidential—Schedule 4.1

The Ensign Group, Inc.
(Delaware Corporation; Qualified in California)

The Flagstone Group, Inc.	Bandera Healthcare, Inc.	Milestone Healthcare, Inc.

SOUTHERN CALIFORNIA	ARIZONA	UTAH
Arroyo Vista Nursing Center
City Heights Health Associates LLC
Permunitum LLC*
Atlantic Memorial Healthcare Center
Atlantic Memorial Healthcare Associates, Inc.
Brookfield Healthcare Center
Downey Community Care LLC
Moenium Holdings LLC*
Carmel Mountain. Rehabilitation & Healthcare Center
Bernardo Heights Healthcare, Inc.
CM Health Holdings LLC
Lemon Grove Care & Rehabilitation Center
Lemon Grove Health Associates LLC
Palm Terrace Healthcare & Rehabilitation Center
Gate Three Healthcare LLC
Palomar Vista Healthcare Center
West Escondido Healthcare LLC
Rose Villa Healthcare Center
Bell Villa Care Associates LLC
Moenium Holdings LLC*
Royal Court Healthcare
Ensign Whittier West LLC
Sea Cliff Healthcare Center
HB Healthcare Associates LLC
Shoreline Healthcare Center
Rose Park Healthcare Associates, Inc.
Long Beach Health Associates LLC**
Southland Care Center
Southland Management LLC
Ensign Southland LLC
Victoria Healthcare Center
Costa Victoria Healthcare LLC
Vista Knoll Specialized Care Facility
Vista Woods Health Associates LLC
Permunitum LLC*
Whittier Hills Health Care Center
Ensign Whittier East LLC	Catalina Healthcare Center
Presidio Health Associates LLC
Rillito Holdings LLC
Coronado Healthcare Center
North Mountain Healthcare LLC
Adipiscor LLC*
Desert Sky Health and Rehabilitation Center
Glendale Healthcare Associates LLC
Sky Holdings AZ LLC
Desert Terrace Nursing Center
24th Street Healthcare Associates LLC
Terrace Holdings AZ LLC
East Mesa Healthcare Center
Sunland Health Associates LLC
Adipiscor LLC*
Grand Court of Mesa
Brown Road Senior Housing LLC
Moenium Holdings LLC*
Greenfields Assisted Living
Greenfields Assisted Living LLC
Highland Manor Health & Rehabilitation Center
Highland Healthcare LLC
Ensign Highland LLC
North Mountain Medical & Rehabilitation Center
Radiant Hills Health Associates LLC
Valley Health Holdings LLC
Osborn Health and Rehabilitation
RenewCare of Scottsdale, Inc.
Sabino Canyon Rehabilitation and Care Center
Ensign Sabino LLC
Meadowbrook Health Associates LLC
Waverly Park Healthcare Center
Park Waverly Healthcare LLC
Adipiscor LLC*	Arlington Hills Healthcare Center
Avenues Healthcare, Inc.
Tenth East Holdings LLC
Draper Rehabilitation and Care Center
South Valley Healthcare, Inc.
Fort Street Health Holdings LLC***
Holladay Healthcare Center
Olympus Health, Inc.
Cottonwood Health Holdings LLC
Mt. Ogden Health & Rehabilitation Center
Washington Heights Healthcare, Inc.
                                IDAHO
Pocatello Care and Rehabilitation Center
Pocatello Health Services, Inc.
                            Miscellaneous
(Held by The Ensign Group, Inc.)
                        SERVICE CENTER
Ensign Facility Services, Inc.
(Nevada Corporation; Qualified in California)
                        SELF-INSURANCE
Standardbearer Insurance Company, Ltd.
(Cayman Islands Exempted Company)
                        SHELF ENTITIES
Bayshore Healthcare, Inc.
Cardiff Healthcare, Inc.
East Escondido Healthcare LLC
Ensign Bellflower LLC
Ensign Napa LLC

Hueneme Healthcare, Inc.
Pomerado Ranch Healthcare, Inc.

RB Heights Health Holdings LLC
Regal Road Health Holdings LLC
South C Health Holdings LLC
Trousdale Health Holdings LLC
Walnut Grove Compuscare LLC

                                        K EY

Line 1: Facility Name
Line 2: Operating Entity: Held, as represented, by an operating group
Line 3: Holding Entity: All held by The Ensign Group, Inc.

*
Master tenant/sublessor
**
Owns property adjacent to the facility and will hold the facility property on exercise of option to buy at lease end.
***
Fort Street has the option to buy the property in January 2008

Unless noted otherwise, all entities are organized in Nevada and qualified to do business where located.

Keystone Care, Inc.	Northern Pioneer Healthcare, Inc.	Touchstone Care, Inc.

TEXAS	NORTHERN CALIFORNIA	SOUTHERN CALIFORNIA
Cambridge Health & Rehabilitation Center
Richmond Senior Services, Inc.
Golfview Holdings LLC
Cambridge Square Retirement Center
Rosenburg Senior Living, Inc.
Avenue N Holdings LLC
Carrollton Health & Rehabilitation Center
Carrollton Heights Healthcare, Inc.
Trinity Mill Holdings LLC
Lake Village Nursing & Rehabilitation Center
Grand Villa Phx, Inc.
Verde Villa Holdings LLC
Northern Oaks Living & Rehabilitation Center
Northern Oaks Healthcare, Inc.
Salado Creek Living & Rehabilitation Center
Salado Creek Senior Care, Inc.
The Village Care Center
McAllen Community Healthcare, Inc.
Timberwood Nursing & Rehabilitation Center
Livingston Care Associates, Inc.
Polk Health Holdings LLC
Wellington Place Living & Rehabilitation Center
Wellington Healthcare, Inc.
Willow Bend Nursing & Rehabilitation Center
Town East Healthcare, Inc.
Mesquite Health Holdings LLC	Cloverdale Healthcare Center
Ensign Cloverdale LLC
Northbrook Nursing & Rehabilitation Center
Ensign Willits LLC
Park View Gardens at Montgomery
Ensign Montgomery LLC
Mountainview Communitycare LLC
Sonoma Healthcare Center
Ensign Sonoma LLC
Summerfield Health Care Center
Ensign Santa Rosa LLC
Ukiah Convalescent Hospital
Ensign Pleasanton LLC
                        WASHINGTON
Emerald Hills Healthcare Center
Lynnwood Health Services, Inc.
Snohomish Health Holdings LLC
Pacific Care Center
Hoquiam Healthcare, Inc.
Cherry Health Holdings, Inc.
Park Manor Rehabilitation Center
Manor Park Healthcare LLC
Plaza Health Holdings LLC	Arbor Glen Care Center
Ensign San Dimas LLC
Arrow Tree Health Holdings LLC
Brookside Healthcare Center
Redbrook Healthcare Associates LLC
Camarillo Healthcare Center
Camarillo Community Care, Inc.
Granada Investments LLC
Claremont Care Center
Claremont Foothills Health Associates LLC
Permunitum LLC*
Glenwood Care Center
C Street Health Associates LLC
Mission Care Center
Ramon Healthcare Associates, Inc.
Panorama Gardens Nursing & Rehabilitation Center
Ensign Panorama LLC
Premier Care Center for Palm Springs
Ensign Palm I LLC
Upland Rehabilitation and Care Center
Upland Community Care, Inc.
Cedar Avenue Holdings LLC
Victoria Care Center
Victoria Ventura Healthcare LLC

Consolidated Schedule 4.15(a)/4.16
Places of Business with Trade Names and Record Owner Data
(As of June 15, 2007)
(See separate Schedule 4.15(a) for Census Data)

Place of Business	Address		Licensee	Record Owner
Arbor Glen Care Center	1033 East Arrow Highway	Glendora, CA 91740	Ensign San Dimas LLC	Health Care Investors III
Arlington Hills Healthcare Center	165 South 1000 East	Salt Lake City, UT 84102	Avenues Healthcare, Inc.	Tenth East Holdings LLC
Arroyo Vista Nursing Center	3022 45th Street	San Diego, CA 92105	City Heights Health Assoc LLC	OHI Asset (CA), LLC
Atlantic Memorial Healthcare Center	2750 Atlantic Avenue	Long Beach, CA 90806	Atlantic Memorial H'care Assoc, Inc.	RMA Land, LLC
Brookfield Healthcare Center	9300 Telegraph Road	Downey, CA 90240	Downey Comm'ty Care LLC	Healthcare Investors, III
Brookside Healthcare Center	105 Terracina Blvd.	Redlands, CA 92373	Redbrook H'care Associates LLC	James F. Cotter
Camarillo Healthcare Center	205 Granada Street	Camarillo, CA 93010	Camarillo Com'ty Care, Inc.	Granada Investments LLC
Cambridge Health & Rehabilitation Center	1106 Golfview	Richmond, TX 77469	Richmond Senior Services, Inc.	Golfview Holdings LLC
Cambridge Square Retirement Center	2700 Avenue N	Rosenberg, TX 77471	Rosenburg Senior Living, Inc.	Avenue N Holdings LLC
Carrollton Health & Rehabilitation Center	1618 Kirby Road	Carrollton, TX 75006	Carrollton Heights Healthcare, Inc.	Trinity Mill Holdings LLC
Claremont Care Center	219 East Foothill Blvd.	Pomona, CA 91768	Claremont F'thills Health Assoc LLC	OHI Asset (CA), LLC
Carmel Mtn Rehab & Healthcare Center	11895 Avenue of Industry	San Diego, CA 92128	Bernardo Heights Healthcare, Inc.	CM Holdings LLC
Catalina Healthcare Center	2611 North Warren Ave.	Tucson, AZ 85719	Presidio Health Associates LLC	Rillito Holdings LLC
Cloverdale Healthcare Center	300 Cherry Creek Road	Cloverdale, CA 95425	Ensign Cloverdale LLC	James F. Cotter
Coronado Healthcare Center	11411 North 19th Avenue	Phoenix, AZ 85029	North Mountain Healthcare LLC	Coronado Corporation
Desert Sky Health & Rehabilitation Center	5125 North 58th Avenue	Glendale, AZ 85301	Glendale H'care Associates LLC	Sky Holdings AZ LLC
Desert Terrace Nursing Center	2509 North 24th Street	Phoenix, AZ 85008	24th Street H'care Assoc LLC	Terrace Holdings AZ LLC
Draper Rehabilitation and Care Center	12702 South Fort Street	Draper, UT 84020	South Valley Healthcare, Inc.	Lone Peek Properties, Limited Liability Company
The Ensign Group, Inc. Ensign Facility Services, Inc.	27101 Puerta Real, Suite 450	Mission Viejo, CA 92691	N/A	Mission Ridge Associates, L.L.C.
East Mesa Healthcare Center	51 South 48th Street	Mesa, Arizona 85206	Sunland Health Associates LLC	LTC Partners VI, L.P.
Emerald Hills Healthcare Center	5821 188th Street SW	Lynnwood, WA 98037	Lynnwood Health Services, Inc.	Snohomish Health Holdings LLC
Glenwood Care Center	1300 North C Street	Oxnard, CA 93030	C Street Health Associates LLC	Oxnard Investments, L.P.
Grand Court of Mesa	262 East Brown Road	Mesa, AZ 85201	Brown Road Sr Housing LLC	Moenium Holdings LLC
Greenfields Assisted Living Community	723 East 2nd Avenue	Mesa, AZ 85204	Greenfields Assisted Livg LLC	Cascade Gardens Associates, L.P.
Highland Manor Health & Rehab Center	4635 N. 14th Street	Phoenix, AZ 85014	Highland Healthcare LLC	Ensign Highland LLC

Holladay Healthcare Center	4782 South Holladay Blvd.	Salt Lake City, UT 84117	Olympus Health, Inc.	Cottonwood Health Holdings LLC
Lake Village Nursing & Rehab. Center	169 Lake Park Road	Lewisville, TX 75057	Grand Villa PHX, Inc.†	Verde Villa Holdings LLC
Lemon Grove Care & Rehab Center	8351 Broadway	Lemon Grove, CA 91945	Lemon Grove Health Assoc LLC	MCS PGCH LLC et al
Mission Care & Rehabilitation Center	4800 Delta Avenue	Rosemead, CA 91770	Ramon Healthcre Assoc, Inc.	Rosemead Assisted L.P.
Mt. Ogden Health and Rehabilitat'n Center	375 East 5350 South	Washington Terr., UT 84405	Washington H'ts Healthcare, Inc.	St. Benedict's Hospital
North Mountain Medical & Rehab Center	9155 North 3rd Street	Phoenix, AZ 85020	Radiant Hills Health Assoc LLC	Valley Health Holdings LLC
Northern Oaks Living & Rehab Center	2722 Old Anson Road	Abilene, TX 79603	Northern Oaks Healthcare,	James F. Cotter
Northbrook Nursing and Rehab Center	64 Northbrook Way	Willits, CA 95490	Ensign Willits LLC	James F. Cotter
Osborn Health and Rehabilitation	3333 North Civic Center Plaza	Scottsdale, AZ 85251	RenewCare of Scottsdale, Inc.	Nationwide Health Properties, Inc.
Pacific Care Center	3035 Cherry Street	Hoquiam, WA 98550	Hoquiam Healthcare, Inc.	Cherry Health Holdings, Inc.
Palm Terrace Healthcare & Rehab Center	24962 Calle Aragon	Laguna Woods, CA 92637	Gate Three Healthcare LLC	Laguna Hills Assisted I L.P.
Palomar Vista Healthcare Center	201 North Fig Street	Escondido, CA 92025	West Escondido Healthcare LLC	Neale A. Perkins
Panorama Gardens Nursing & Reh Center	9541 Van Nuys Blvd.	Panorama City, CA 91402	Ensign Panorama LLC	Vannovi Properties, LLC
Park Manor Rehabilitation Center	1710 Plaza Way	Walla Walla, WA 99362	Manor Park Healthcare LLC	Health Care Property Investors, Inc.
Park View Gardens at Montgomery	3751 Montgomery Drive	Santa Rosa, CA 95405	Ensign Montgomery LLC	Mountainview Communitycare LLC
Pocatello Care and Rehabilitation Center	527 Memorial Drive	Pocatello, ID 83201	Pocatello Health Services, Inc.	Portneuf Medical Center
Premier Care Center for Palm Springs	2990 East Ramon Road	Palm Springs, CA 92264	Ensign Palm I LLC	Coachella House, Inc.
Rose Villa Healthcare Center	9028 Rose Street	Bellflower, CA 90706	Bell Villa Care Associates LLC	Healthcare Investors, III
Royal Court Healthcare	12385 E. Washington Blvd	Whittier, CA 90606	Ensign Whittier West LLC	Whittier West, L.L.C.
Sabino Canyon Rehab & Care Center	5830 East Pima	Tucson, AZ 85712	Ensign Sabino LLC	Tucson-Cal Associates, LLC
Salado Creek Living & Rehab Center	603 Corrine	San Antonio, TX 78218	Salado Creek Senior Care, Inc.	James F. Cotter
Sea Cliff Healthcare Center	18811 Florida Street	Huntington Bch, CA 92648	HB Healthcare Associates LLC	Huntington Beach Convalescent Hospital Asset Corporation
Shoreline Healthcare Center	4029 East Anaheim St.	Long Beach, CA 90804	Rose Park H'care Associates, Inc.	Long Beach Health Associates LLC
Sonoma Healthcare Center	1250 Broadway	Sonoma, CA 95476	Ensign Sonoma LLC	James F. Cotter
Southland & Southland Living	11701 Studebaker Road	Norwalk, CA 90650	Southland Management LLC	Ensign Southland LLC
Summerfield Healthcare Center	280 Summerfield Road	Santa Rosa, CA 95405	Ensign Santa Rosa LLC	Summerfield Development Co.
Timberwood Nursing & Rehabilit'n Center	4001 Highway 59 North	Livingston, TX 77351	Livingston Care Associates, Inc.	Polk Health Holdings LLC

Ukiah Convalescent Hospital	1349 South Dora	Ukiah, CA 95482	Ensign Pleasanton LLC	Ukiah SNF, LLC
Upland Rehabilitation & Care Center	1221 East Arrow Hwy	Upland, CA 91786-4911	Upland Comty Care, Inc.	Cedar Avenue Holdings LLC
The Village Care Center	615 No. Ware Road	McAllen, TX 78501	McAllen Comm'ty Healthcare, Inc.	James F. Cotter
Victoria Care Center	5445 Everglades Street	Ventura, CA 93003	Victoria Ventura Healthcare LLC	SHP Lexington, LLC
Victoria Healthcare Center	340 Victoria Street	Costa Mesa, CA 92627	Costa Victoria Healthcare LLC	Eugene Woods, et al
Vista Knoll Specialized Care Facility	2000 Westwood Road	Vista, CA 92083	Vista Woods Health Assoc LLC	OHI Asset (CA), LLC
Waverly Park Healthcare Center	001 N. Park Avenue	Tucson, AZ 85719	Park Waverly Healthcare LLC	Park Villa Corporation
Wellington Place Living & Rehab Center	1802 So. 31st	Temple, TX 76504	Wellington Healthcare, Inc.	James F. Cotter
Whittier Hills Healthcare Center	10426 Bogardus Avenue	Whittier, CA 90603	Ensign Whittier East LLC	Whittier East, L.L.C.
Willowbend Nursing & Rehab. Center	2231 Highway 80 East	Mesquite, TX 75150	Town East Healthcare, Inc.	Mesquite Health Holdings LLC

Schedule 4.15(b)—Census Data as of 7/25/2007

Facility	Beds	Census
The Flagstone Group, Inc. (S.Cal)
Atlantic Memorial	100	81
Palm Terrace	99	84
Sea Cliff	182	172
Sea Cliff ALF	84	56
Shoreline	75	68
Victoria	79	74
Arroyo Vista	53	48
Carmel Mountain	120	105
Lemon Grove	158	145
Palomar Vista	74	67
Vista Knoll	120	104
Brookfield	70	66
Rose Villa	53	50
Royal Court	162	157
Southland Care	120	116
Southland Home	70	54
Whittier Hills	160	151

Subsidiary Totals	1779	1598

Northern Pioneer (N.Cal & WA)
Cloverdale	72	65
Northbrook	71	37
Park View	116	101
Sonoma	137	111
Summerfield	70	59
Ukiah	58	52
Emerald Hills	120	44
Pacific Care	100	75
Park Manor	79	64

Subsidiary Totals	823	608

Touchstone (S.Cal)
Arbor Glen	95	81
Brookside	97	90
Camarillo	114	79
Claremont Care	99	90
Glenwood	99	94
Panorama Gardens	149	142
Premier Care	99	93
Mission Care	58	51
Ventura	187	151
Upland Rehab	203	163

Subsidiary Totals	1200	1034

Bandera Healthcare, Inc. (AZ)
Catalina	102	91
Sabino Canyon	107	86
Waverly Park	200	96
Desert Sky	186	151
Desert Sky Assisted	105	82
East Mesa	201	148
Grand Court	174	168
Greenfields	141	95
Scottsdale	120	74
Coronado	191	175
Desert Terrace	108	84
Highland Manor	107	77
North Mountain	155	151

Subsidiary Totals	1897	1478

Keystone (TX, UT & ID)
Cambridge Health and Rehab	118	79
Cambridge Square ALF	44	37
Carrollton Healthcare Center	108	72
Draper Rehab & Care Center	89	No Data
Lake Village	120	89
Northern Oaks	96	84
Salado Creek	124	80
The Village	113	84
Timberwood Nursing Home	120	92
Wellington Place	140	86
Willowbend Nursing & Rehab Ctr	162	71
Arlington Hills	108	61
Holladay	120	86
Mt Ogden	108	52
Pocatello Care & Rehab Ctr	88	66

Subsidiary Totals	1658	1039

The Ensign Group, Inc. Totals	7357	5757

Exhibit 4.16

FACILITY INFO AT-A-GLANCE

FACILITY	Facility Legal Name	PHONE	FAX	ADDRESS	INFO 7/2007
Arbor Glen Care Center	Ensign San Dimas LLC	(626) 963-7531	(626) 914-7566	1033 East Arrow Highway Glendora, CA 91740	98 SNF
Arlington Hills Healthcare Center	Avenues Healthcare, Inc.	(801) 322-5521	(801) 322-0934	165 South 1000 East Salt Lake City, UT 84102	108 SNF
Arroyo Vista Nursing Center	City Heights Health Assoc LLC	(619) 283-5855	(619) 284-6327	3022 45th Street San Diego, CA 92105	53 SNF
Atlantic Memorial Healthcare Center	Atlantic Memorial H'care Assoc, Inc.	(562) 424-8101	(562) 424-9041	2750 Atlantic Avenue Long Beach, CA 90806	109 SNF
Brookfield Healthcare Center	Downey Comm'ty Care LLC	(562) 869-2567	(562) 869-8788	9300 Telegraph Road Downey, CA 90240	70 SNF
Brookside Healthcare Center	Redbrook H'care Associates LLC	(909) 793-2271	(909) 792-6477	105 Terracina Blvd. Redlands, CA 92373	97 SNF
Camarillo Healthcare Center	Camarillo Com'ty Care, Inc.	(805) 482-9805	(805) 388-8242	205 Granada Street Camarillo, CA 93010	114 SNF
Cambridge Health & Rehabilitation Ctr	Richmond Senior Services, Inc.	(281) 344-9191	(281) 344-9320	1106 Golfview Richmond, TX 77469	118 SNF
Cambridge Square Retirement Center	Rosenburg Senior Living, Inc.	(281) 344-8444	(281) 344-1050	2700 Avenue N Rosenberg, TX 77471	44 ALF
Carrollton Health & Rehabilitation Ctr	Carrollton Heights Healthcare, Inc.	(972) 245-1573	(972) 245-6082	1618 Kirby Road Carrollton, TX 75006	120 SNF
Claremont Care Center	Claremont F'thills Health Assoc LLC	(909) 593-1391	(909) 596-8319	219 East Foothill Blvd. Pomona, CA 91768	99 SNF
Carmel Mtn Rehab & Healthcare Center	Bernardo Heights Healthcare, Inc.	(858) 673-0101	(858) 673-8320	11895 Avenue of Industry San Diego, CA 92128	120 SNF
Catalina Healthcare Center	Presidio Health Associates LLC	(520) 795-9574	(520) 321-4983	2611 North Warren Ave. Tucson, AZ 85719	102 SNF
Cloverdale Healthcare Center	Ensign Cloverdale LLC	(707) 894-5201	(707) 894-9324	300 Cherry Creek Road Cloverdale, CA 95425	72 SNF
Coronado Healthcare Center	North Mountain Healthcare LLC	(602) 256-7500	(602) 943-7697	11411 North 19th Avenue Phoenix, AZ 85029	185 SNF
Desert Sky Health & Rehabilitation Ctr	Glendale H'care Associates LLC	(623) 931-5800	(623) 931-8776	5125 North 58th Avenue Glendale, AZ 85301	189 SNF 103 ALF
Desert Terrace Nursing Center	24th Street H'care Assoc LLC	(602) 273-1347	(602) 273-6260	2509 North 24th Street Phoenix, AZ 85008	108 SNF
Draper Rehabilitation and Care Center	South Valley Healthcare, Inc.	(801) 571-2704	(801) 571-8921	12702 South Fort Street Draper, UT 84020	89 SNF
East Mesa Healthcare Center	Sunland Health Associates LLC	(480) 832-8333	(480) 830-2466	51 South 48th Street Mesa, Arizona 85206	188 SNF
Emerald Hills Healthcare Center	Lynnwood Health Services, Inc.	(425) 776-5512	(425) 776-3230	5821 188th Street SW Lynnwood, WA 98037	95 SNF
Glenwood Care Center	C Street Health Associates LLC	(805) 983-0305	(805) 983-2514	1300 North C Street Oxnard, CA 93030	99 SNF
Grand Court of Mesa	Brown Road Sr Housing LLC	(480) 844-7336	(480) 844-7045	262 East Brown Road Mesa, AZ 85201	117 ILF 50 SC

Greenfields Assisted Living Comm'ty	Greenfields Assisted Livg LLC	(480) 649-3911	(480) 649-1330	723 East 2nd Avenue Mesa, AZ 85204	141 ALF
Highland Manor Health & Rehab Center	Highland Healthcare LLC	(602) 264-9039	(602) 264-1017	4635 N. 14th Street Phoenix, AZ 85014	107 SNF
Holladay Healthcare Center	Olympus Health, Inc.	(801) 277-7002	(801) 272-0622 4782	South Holladay Blvd. Salt Lake City, UT 84117	120 SNF
Lake Village Nursing & Rehab. Center	Grand Villa PHX, Inc.	(972) 436-7571	(972) 221-4187	169 Lake Park Road Lewisville, TX 75057	120 SNF
Lemon Grove Care & Rehab Center	Lemon Grove Health Assoc LLC	(619) 463-0294	(619) 461-1064	8351 Broadway Lemon Grove, CA 91945	158 SNF
Mission Care & Rehabilitation Center	Ramon Healthcre Assoc, Inc.	(626) 607-2400	(626) 607-2490	4800 Delta Avenue Rosemead, CA 91770	59 SNF
Mt. Ogden Health and Rehabilitat'n Ctr	Washington H'ts Healthcare, Inc.	(801) 479-5700	(801) 476-8913	375 East 5350 South Washington Terr., UT 84405	108 SNF
North Mountain Medical & Rehab Ctr	Radiant Hills Health Assoc LLC	(602) 944-1666	(602) 944-8549	9155 North 3rd Street Phoenix, AZ 85020	155 SNF
Northern Oaks Living & Rehab Center	Northern Oaks Healthcare, Inc.	(325) 676-1677	(325) 676-3941	2722 Old Anson Road Abilene, TX 79603	96 SNF 0 ALF
Northbrook Nursing and Rehab Center	Ensign Willits LLC	(707) 459-5592	(707) 459-4727	64 Northbrook Way Willits, CA 95490	72 SNF
Osborn Health and Rehabilitation	RenewCare of Scottsdale, Inc.	(480) 994-1333	(480) 990-3895	3333 North Civic Ctr Plaza Scottsdale, AZ 85251	130 SNF
Pacific Care Center	Hoquiam Healthcare, Inc.	(360) 532-7882	(360) 537-7216	3035 Cherry Street Hoquiam, WA 98550	109 SNF
Palm Terrace Healthcare & Rehab Ctr	Gate Three Healthcare LLC	(949) 587-9000	(949) 951-3174	24962 Calle Aragon Laguna Woods, CA 92637	99 SNF
Palomar Vista Healthcare Center	West Escondido Healthcare LLC	(760) 746-0303	(760) 738-1749	201 North Fig Street Escondido, CA 92025	74 SNF
Panorama Gardens Nursing & Reh Ctr	Ensign Panorama LLC	(818) 893-6385	(818) 893-2924	9541 Van Nuys Blvd. Panorama City, CA 91402	151 SNF
Park Manor Rehabilitation Center	Manor Park Healthcare LLC	(509) 529-4218	(509) 522-1729	1710 Plaza Way Walla Walla, WA 99362	79 SNF
Park View Gardens at Montgomery	Ensign Montgomery LLC	(707) 525-1250	(707) 525-0159	3751 Montgomery Drive Santa Rosa, CA 95405	122 SNF
Pocatello Care and Rehabilitation Ctr	Pocatello Health Services, Inc.	(208) 478-3333	(208) 478-3331	527 Memorial Drive Pocatello, ID 83201	88 SNF
Premier Care Center for Palm Springs	Ensign Palm I LLC	(760) 323-2638	(760) 323-1723	2990 East Ramon Road Palm Springs, CA 92264	99 SNF
Rose Villa Healthcare Center	Bell Villa Care Associates LLC	(562) 925-4252	(562) 925-1130	9028 Rose Street Bellflower, CA 90706	53 SNF
Royal Court Healthcare	Ensign Whittier West LLC	(562) 693-7701	(562) 693-6037 12385	E. Washington Blvd Whittier, CA 90606	162 SNF
Sabino Canyon Rehab & Care Center	Ensign Sabino LLC	(520) 722-5515	(520) 886-8082	5830 East Pima Tucson, AZ 85712	112 SNF
Salado Creek Living & Rehab Center	Salado Creek Senior Care, Inc.	(210) 824-7331	(210) 824-1334	603 Corrine San Antonio, TX 78218	120 SNF
Sea Cliff Healthcare Center	HB Healthcare Associates LLC	(714) 847-3515	(714) 847-4315	18811 Florida Street Huntington Bch, CA 92648	182 S/I 84 ALF
Shoreline Healthcare Center	Rose Park H'care Associates, Inc.	(562) 494-4421	(562) 494-2731	4029 East Anaheim St. Long Beach, CA 90804	75 SNF

Sonoma Healthcare Center	Ensign Sonoma LLC	(707) 938-8406	(707) 938-4400	1250 Broadway Sonoma, CA 95476	144 SNF
Southland & Southland Living	Southland Management LLC	(562) 868-9761	(562) 863-0336	11701 Studebaker Road Norwalk, CA 90650	120 SNF 75 ALF
Summerfield Healthcare Center	Ensign Santa Rosa LLC	(707) 539-1515	(707) 539-0630	1280 Summerfield Road Santa Rosa, CA 95405	70 SNF
Timberwood Nursing & Rehabilit'n Ctr	Livingston Care Associates, Inc.	(936) 327-4446	(936) 327-8435	4001 Highway 59 North Livingston, TX 77351	120 SNF
Ukiah Convalescent Hospital	Ensign Pleasanton LLC	(707) 462-8864	(707) 462-0718 1349	South Dora Ukiah, CA 95482	57 SNF
Upland Rehabilitation & Care Center	Upland Comty Care, Inc.	(909) 985-1903	(909) 949-4975	1221 East Arrow Hwy Upland, CA 91786-4911	206 SNF
The Village Care Center	McAllen Comm'ty Healthcare, Inc.*	(956) 664-8900	(956) 664-8906	615 No. Ware Road McAllen, TX 78501	114 SNF
Victoria Care Center	Victoria Ventura Healthcare LLC	(805) 642-1736	(805) 639-3198	5445 Everglades Street Ventura, CA 93003	188 SNF
Victoria Healthcare Center	Costa Victoria Healthcare LLC	(949) 642-0387	(949) 646-0313	340 Victoria Street Costa Mesa, CA 92627	79 SNF
Vista Knoll Specialized Care Facility	Vista Woods Health Assoc LLC	(760) 630-2273	(760) 630-0913	2000 Westwood Road Vista, CA 92083	119 SNF
Waverly Park Healthcare Center	Park Waverly Healthcare LLC	(520) 882-6151	(520) 620-1547	2001 N. Park Avenue Tucson, AZ 85719	200 SNF
Wellington Place Living & Rehab Ctr	Wellington Healthcare, Inc.	(254) 778-4231	(254) 778-2877	1802 So. 31st Temple, TX 76504	140 SNF
Whittier Hills Healthcare Center	Ensign Whittier East LLC	(562) 947-7817	(562) 943-5347	10426 Bogardus Avenue Whittier, CA 90603	160 SNF
Willowbend Nursing & Rehab. Center	Town East Healthcare, Inc.	(972) 279-3601	(972) 613-4539	2231 Highway 80 East Mesquite, TX 75150	162 SNF

Schedule 4.17

CONFIDENTIAL

The Ensign Group, Inc. Significant Shareholders		Balance July 2006	% Ownership
Count
1	Roy Christensen	3,910,000	22.12%
2	Christopher R. Christensen and Terri M. Christensen as Co-Trustees of the Christensen Family Trust dated 10/24/05	3,893,000	22.02%
3	Gregory K. Stapley & Deborah S. Stapley as Co-trustees of the Stapley Family Trust uad 04/25/06	1,180,000	6.68%
4	Jay Brady	720,000	4.07%
5	Richard Toolson	600,000	3.39%
6	Alan Norman	309,000	1.75%
7	Blalack Trust	292,000	1.65%
8	Gordon Buechs	120,400	0.68%
9	Thomas Maloof	120,000	0.68%
11	Cory Monette	76,000	0.43%
12	David Sedgwick	45,500	0.26%
13	Mike Dalton	45,500	0.26%
14	Antoinette Hubenette	30,000	0.17%
15	John Albrechtsen	24,500	0.14%
16	Barry Port	9,500	0.05%
17	Other	2,315,200	13.10%
	Common shares issued	13,690,600
	Common shares reserved for issuance under 2001 Incentive Plan	495,000	2.80%
	Common shares reserved for issuance under 2005 Incentive Plan	749,000	4.24%
	Preferred shares (Common Share equivalent)	2,741,180	15.51%

	Total Shares Outstanding	17,675,780	100.00%